CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" in the Statement of Additional Information and to the use of our reports dated March 5, 2010 and February 20, 2009, on the separate financial statements of CMG Mortgage Insurance Company and CMG Mortgage Assurance Company for the years ended December 31, 2009 and 2008, respectively, in the Registration Statement (Form N-6) and related Prospectus of CUNA Mutual Variable Life Insurance Account of CUNA Mutual Insurance Society.

/s/ Ernst & Young LLP

San Francisco, California
April 26, 2010